EXHIBIT 32.1

AMENDED CERTIFICATION PURSUANT

TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Annual Report on Form 10-K/A of Citadel EFT, Inc. (the “Company”) for the year ended September 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Gary DeRoos, Chief Executive Officer of the Company hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ GARY DEROOS

Gary DeRoos

Chief Executive Officer

January 23, 2014